UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 5, 2015

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  On August 5, 2015, upon recommendation of the Compensation Committee of the Board of Directors (the Board) of FirstEnergy Corp. (the Company), the Board approved the following awards, granted under the 2015 Incentive Compensation Plan, with such awards effective August 10, 2015:

(1)    a performance-based restricted stock award to James F. Pearson, Senior Vice President and Chief Financial Officer of the Company, for 30,000 common shares of the Company (the Restricted Stock Award).  The Restricted Stock Award is subject to the achievement of certain cash flow savings at the Company in accordance with the previously disclosed cash flow improvement project (the Company Performance Goal) by December 31, 2017.  If the Company Performance Goal is achieved by such date, then the award becomes entirely retention-based with full vesting on October 30, 2019; provided that Mr. Pearson continues employment with the Company through October 30, 2019.  If the Company Performance Goal is not achieved or if Mr. Pearson does not remain employed with the Company until October 30, 2019, subject to certain exceptions set forth in the agreement, Mr. Pearson will forfeit the Restricted Stock Award in its entirety;

and

(2)    a performance-based cash award to James H. Lash, President FirstEnergy Generation (FEG), in the amount of $580,000 (the Cash Award), which is equal to Mr. Lash’s annual base salary.  The Cash Award is subject to achievement of certain cash flow savings at FEG in accordance with the previously disclosed cash flow improvement project (the FEG Performance Goal) by December 31, 2016.  If the FEG Performance Goal is achieved by such date, then the Cash Award will become fully payable on July 1, 2017, provided that Mr. Lash continues employment with the Company through July 1, 2017.  If the FEG Performance Goal is not achieved or if Mr. Lash does not remain employed with the Company until July 1, 2017, subject to certain exceptions set forth in the agreement, Mr. Lash will forfeit the Cash Award in its entirety.

The foregoing descriptions of the awards set forth above are not complete and are qualified by reference to the full and complete terms of each award agreement which are attached as Exhibit 10.1 and Exhibit 10.2, respectively to this Current Report on Form 8-K and incorporated herein by reference.

In addition, Mr. Pearson was appointed as Executive Vice President and Chief Financial Officer of the Company and Mr. Lash was appointed as Executive Vice President of the Company and President FEG in each case with an effective date of September 6, 2015.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Performance-Earned Restricted Stock Award Agreement, effective August 10, 2015, by and between FirstEnergy Corp and James F. Pearson.
10.2	Performance-Earned Cash Award Agreement, effective August 10, 2015, by and between FirstEnergy Corp. and James H. Lash.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the speed and nature of increased competition in the electric utility industry, in general, and the retail sales market in particular; the ability to experience growth in the Regulated Distribution and Regulated Transmission segments and to successfully implement our revised sales strategy for the Competitive Energy Services segment; the accomplishment of our regulatory and operational goals in connection with our transmission investment plan, including but not limited to, our pending transmission rate case, the proposed transmission asset transfer, and the effectiveness of our repositioning strategy to reflect a more regulated business profile; changes in assumptions regarding economic conditions within our territories, assessment of the reliability of our transmission system, or the availability of capital or other resources supporting identified transmission investment opportunities; the impact of the regulatory process on the pending matters at the federal level and in the various states in which we do business including, but not limited to, matters related to rates and the Electric Security Plan IV in Ohio; the impact of the federal regulatory process on the Federal Energy Regulatory Commission (FERC)-regulated entities and transactions, in particular FERC regulation of wholesale energy and capacity markets, including PJM Interconnection, L.L.C. (PJM) markets and FERC-jurisdictional wholesale transactions; FERC regulation of cost-of-service rates, including FERC Opinion No. 531's revised Return on Equity methodology for FERC-jurisdictional wholesale generation and transmission utility service; and FERC’s compliance and enforcement activity, including compliance and enforcement activity related to North American Electric Reliability Corporation’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM; economic or weather conditions affecting future sales and margins such as a polar vortex or other significant weather events, and all associated regulatory events or actions; changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil, and their availability and impact on margins and asset valuations; the continued ability of our regulated utilities to recover their costs; costs being higher than anticipated and the success of our policies to control costs and to mitigate low energy, capacity and market prices; other legislative and regulatory changes, and revised environmental requirements, including, but not limited to, proposed greenhouse gases emission and water discharge regulations and the effects of the United States Environmental Protection Agency's coal combustion residuals regulations, Cross-State Air Pollution Rule, Mercury and Air Toxics Standards, including our estimated costs of compliance, and Clean Water Act 316(b) water intake regulation; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings (including that such initiatives or rulemakings could result in our decision to deactivate or idle certain generating units); the uncertainties associated with the deactivation of certain older regulated and competitive fossil units, including the impact on vendor commitments, and the timing thereof as they relate to the reliability of the transmission grid; the impact of other future changes to the operational status or availability of our generating units and any capacity penalties associated with outages at a given unit; adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to the revocation or non-renewal of necessary licenses, approvals or operating permits by the Nuclear Regulatory Commission or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant); issues arising from the indications of cracking in the shield building at Davis-Besse; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments; the impact of labor disruptions by our unionized workforce; replacement power costs being higher than anticipated or not fully hedged; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; changes in customers' demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, the ability to continue to reduce costs and to successfully execute our financial plans designed to improve our credit metrics and strengthen our balance sheet through, among other actions, our previously-implemented dividend reduction, our cash flow improvement plan and our other proposed capital raising initiatives; our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our Nuclear Decommissioning Trusts, pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated; the impact of changes to material accounting policies; the ability to access the public securities and other capital and credit markets in accordance with our announced financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries' access to financing, increase the costs thereof, and increase requirements to post additional collateral to support outstanding commodity positions, letters of credit and other financial guarantees; changes in national and regional economic conditions affecting us, our subsidiaries and/or our major industrial and commercial customers, and other counterparties with which we do business, including fuel suppliers; the impact of any changes in tax laws or regulations or adverse tax audit results or rulings; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; the risks associated with cyber-attacks on our electronic data centers that could compromise the information stored on our networks, including proprietary information and customer data; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission filings, and other similar factors.

Dividends declared from time to time on FirstEnergy Corp.'s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.'s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating.

The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy's business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 7, 2015

FIRSTENERGY CORP.
Registrant

By:	/s/ K. Jon Taylor
K. Jon Taylor Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
10.1	Performance-Earned Restricted Stock Award Agreement, effective August 10, 2015, by and between FirstEnergy Corp and James F. Pearson.
10.2	Performance-Earned Cash Award Agreement, effective August 10, 2015, by and between FirstEnergy Corp. and James H. Lash.

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